UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): March 11, 2005

                              AVID TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)




           Delaware                      0-21174                 04-2977748
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                    Identification No.)


            Avid Technology Park, One Park West, Tewksbury, MA 01876
               (Address of Principal Executive Offices) (zip code)


       Registrant's telephone number, including area code: (978) 640-6789


          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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This Form 8-K/A amends an earlier report on Form 8-K filed by Avid Technology,
Inc. (the "Company") on February 22, 2005.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

         On March 11, 2005, the Board of Directors of the Company appointed Elizabeth M. Daley as a member of the Company's Nominating and Governance Committee.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2005                    AVID TECHNOLOGY, INC.


                                        By:/s/ David A. Krall
                                           -------------------------------------
                                           David A. Krall
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)



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